Prospectus Supplement

September 26, 2008

Morgan Stanley Institutional Fund Trust

Supplement dated September 26, 2008 to the Prospectus dated January 31, 2008 of:

U.S. Small Cap Value Portfolio

The third sentence of the second paragraph of the section of the Prospectus entitled “Process” is hereby deleted and replaced with the following:

Under current market conditions, the Adviser considers a company to be a small cap company if it has a total market capitalization at the time of purchase of $100 million to $2 billion or the high end of the range of companies represented in the Russell 2000® Value Index.

Please retain this supplement for future reference.

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